                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                   STAAR SURGICAL COMPANY
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the
      Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

January  , 2001

To our Stockholders

    You are cordially invited to attend a Special Meeting of Stockholders of STAAR Surgical Company (the "Company"). The Special Meeting will be held on Tuesday, February 20, 2001 at 10:00 a.m. at the FourPoints Barcelo by Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016.

    The action expected to be taken at the Special Meeting is described in detail in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

    Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person for the matters acted upon at the meeting.

    We look forward to seeing you at the Special Meeting.

                                          Sincerely,

                                          DAVID BAILEY,
                                          CHAIRMAN OF THE BOARD
                                          CHIEF EXECUTIVE OFFICER AND PRESIDENT

                             STAAR SURGICAL COMPANY
                               1911 WALKER AVENUE
                           MONROVIA, CALIFORNIA 91016

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

To our Stockholders:

    A Special Meeting of Stockholders of STAAR Surgical Company will be held on Tuesday, February 20, 2001, at 10:00 a.m., at the FourPoints Barcelo by Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016 for the purpose of removing John R. Wolf from the Board of Directors;

    Stockholders of record at the close of business on January 10, 2001 will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

                                          By Order of the Board of Directors

                                          Nancy Morris
                                          SECRETARY

Monrovia, California
January   , 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 20, 2001

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of STAAR Surgical Company, a Delaware corporation (referred to in these proxy materials as the "Company") for use at the Company's Special Meeting of Stockholders (the "Meeting") to be held at the FourPoints Barcelo by Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016 on Tuesday, February 20, 2001, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders
on or about January   , 2001.

    John R. Wolf has not informed us in writing that he intends to oppose the action relating to removing him from the Board of Directors.

SOLICITATION

    The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to original solicitation of proxies by mail, the Company's directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

    The Board of Directors has fixed January 10, 2001 as the record date (the "Record Date") for determining Common Stock, $.01 par value per share (the "Common Stock"), who are entitled to vote at the meeting. As of the Record Date, the Company had 16,996,076 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

    The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required to approve each proposal brought before the meeting.

    Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. ACCORDINGLY, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL, WHICH REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES REPRESENTED BY THE OUTSTANDING SHARES. IT IS IMPORTANT, THEREFORE, THAT YOU VOTE.

    Stockholders may vote by mail or in person at the meeting. To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States.

REVOCABILITY OF PROXY AND VOTING OF SHARES

    Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company located at 1911 Walker Avenue, Monrovia, California 91016, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the meeting and voting in person. If not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                                   PROPOSAL 1

              REMOVAL OF JOHN R. WOLF FROM THE BOARD OF DIRECTORS

    Section 14 of Article III of the Company's bylaws states, "Except as otherwise provided by statute, any director may be removed only for cause."
Section 141 of the Delaware General Corporation Law states, "Any director of the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (1) Unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified....shareholders may effect such removal only for cause;...." The Company's Board of Directors is classified.

    On May 30, 2000 the Board of Directors terminated John R. Wolf as the Company's President and Chief Executive Officer but, because only the shareholders can remove a director, Mr. Wolf has remained on the Board of Directors. Since that time, the Board of Directors has met five times, and Mr. Wolf has failed to participate in any of these meetings. Furthermore, on August 18, 2000, Mr. Wolf filed a lawsuit against the Company entitled JOHN R. WOLF VS. STAAR SURGICAL COMPANY, Case No. BC 235396 in the Los Angeles County Superior Court. In his lawsuit, Mr. Wolf has requested the court to order the Company to issue 80,000 shares of Common Stock to him upon the payment of certain consideration and to provide him with copies of his personnel file and any other agreements entered into between him and the Company. Mr. Wolf also filed a discrimination complaint against the Company with the California Department of Fair Employment & Housing. The complaint alleged that the Company fired him because of his age and mental disability. On November 21, 2000 the Company received a copy of a letter sent by the California Department of Fair Employment & Housing to Mr. Wolf. The letter is commonly known as a "right to sue" letter. The letter indicated that the Department of Fair Employment & Housing would not be able to complete its investigation of Mr. Wolf's complaint in a timely manner, and authorized him to file a lawsuit directly against the Company. These two legal actions place Mr. Wolf's personal interests in direct conflict with the Company's interests.

    The Company believes that these circumstances constitute cause sufficient to remove Mr. Wolf as a director. On November 1, 2000, Volker Anhaeusser, Andrew Pollet, and Peter Utrata, constituting a quorum of the Board for the transaction of business, met and determined that it was in the best interests of the Company and its shareholders to call this meeting for the purpose of allowing the shareholders to vote to remove Mr. Wolf as a director. Mr. Wolf, who was given notice of the meeting, did not attend.

    A copy of the letter sent to Mr. Wolf by the Board of Directors is included as Appendix A to these proxy materials. Mr. Wolf did not respond to the letter.

    The remaining members of the Board of Directors believe that Mr. Wolf is no longer able to put the Company's interests before his personal interests, since he has already filed one lawsuit against the Company and since he now has permission from the Department of Fair Employment and Housing to file an action against the Company based on discrimination. As a director, Mr. Wolf could attempt to obtain information from the Company that he could attempt to use against the Company in these actions.

    On January 11, 2001, a special meeting of the Board of Directors was held. Attending the meeting were Directors David Bailey, Volker Anhaeusser, Peter Utrata and Mr. Wolf. A majority of the Board members again requested that Mr. Wolf resign. Mr. Wolf declined to do so, and in a letter dated January 11, 2001 to the Company's Board of Directors stated, "I have valuable legal and property rights to protect from this position and any effort on the Board's part to enforce its vote today to terminate me from the Board for the reasons stated at the meeting will be the subject of appropriate relief in Court." This is further evidence of Mr. Wolf's failure to put the Company's interests before his own.

    The Company is entering an exciting period in its development. It needs the leadership of individuals who want to be involved in its future, and who are guided in making their decisions by what will best fuel its growth and development. As of the date of this Proxy, there are no individuals who have been identified to fill the Board seat which will be left vacant if Mr. Wolf is removed.

    Removal of John Wolf from the Board of Directors requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented, and entitled to vote at the meeting.

    THE BOARD OF DIRECTORS BELIEVES THAT REMOVING JOHN WOLF FROM THE BOARD OF DIRECTORS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR REMOVAL.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented for consideration at the 2001 Annual Meeting of the Company's stockholders must have been received by the Company at its principal executive offices on or before December 1, 2000 in order to be included in the Company's Proxy Statement and form of proxy for its Annual Meeting to be held in 2001. Stockholder proposals intended to be presented for consideration at the 2002 Annual Meeting of the Company's stockholders must be received by the Company at its principal executive offices on or before December 1, 2001 in order to be included in the Company's Proxy Statement and form of proxy for its Annual Meeting to be held in 2002. Management will be able to vote proxies against any shareholder proposal that is not submitted for inclusion in the Proxy Statement and form of proxy, but is instead presented directly to the stockholders at the Annual Meetings. Stockholder proposals should be addressed to Mr. David Bailey, President, STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.

                                   APPENDIX A

                                November 8, 2000

Mr. John Wolf
1496 Bedford Road
San Marino, California 91108

Dear John:

    A telephonic meeting of the Board of Directors of STAAR Surgical Company (the "Company") was held on November 1, 2000 at 9:15 a.m. local time (the "Meeting"). The Meeting was held pursuant to a written notice sent to the members of the Board on October 26, 2000. You did not attend the Meeting. A majority of the Board of Directors attended the Meeting, thereby constituting a quorum for the transaction of business.

    At the Meeting a motion was made, and unanimously passed, to call a special meeting of the Company's shareholders. One of the stated purposes for calling the special meeting is to remove you as a director of the Company. The grounds for removal are based on your failure or inability to exercise your fiduciary duty as a director of the Company. First, you've failed to give your attention to the interests of the Company by refusing to attend any of the five meetings of the Board of Directors called since June 1, 2000. Furthermore, you filed an action in the Superior Court of the State of California against the Company. This prevents you from being able to function as a director, since your fiduciary duty as a director requires you to put the Company's interests before your personal interests.

    You are entitled to present your case to the Company's shareholders. We intend to enclose a copy of this letter in the proxy materials to be sent to the shareholders. You have a period of ten days from the date of this letter to respond to it. If we receive a response from you within ten days, we will include it in the proxy materials. If you fail to send your response within the ten day period, it will not be included with the proxy materials.

                                          Very truly yours,

                                          /s/ ANDREW F. POLLET

                                          Andrew F. Pollet
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

                         Please date, sign and mail your
                       proxy card back as soon as possible!

                         Special Meeting of Stockholders
                             STAAR SURGICAL COMPANY

                               February 20, 2001


                 Please detach and mail in the envelope provided
-------------------------------------------------------------------------------
[X]  Please mark your
     votes as in this
     example


               The Board of Directors recommends a vote FOR Item 1.

                         FOR   AGAINST  WITHHELD
1.  To remove            / /     / /      / /    In their discretion proxies
    John Wolf from the                           are entitled to vote upon such
    Board of Directors                           other matters as may properly
    of the Company for                           come before the meeting, or
    cause.                                       any adjournment thereof.





                         Check if you intend to attend the meeting in person / /

                                                         Change of Address   / /
                                                         Please Note Below

                         Change of Address

                         --------------------------------
                         --------------------------------
                         --------------------------------

                         PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE


Signature ______________  Date ________ Signature ________________  Date _______

NOTE:    Please sign above exactly as your name appears on this card.  Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, Administrators, Trustee, etc. should so indicate their status when signing.

             -Please Detach and Mail in the Envelope Provided-
--------------------------------------------------------------------------------
                            STAAR SURGICAL COMPANY                        PROXY

          This proxy is solicited on behalf of the Board of Directors for the Special Meeting on February 20, 2001

     This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted as set forth in the proxy statement FOR the removal of John Wolf from the Board of Directors of the Company for cause.

     The stockholder(s) represented herein appoint(s) David Bailey proxy with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Special Meeting of the Stockholders of STAAR SURGICAL COMPANY to be held at the FourPoints Barcelo by Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016, on February 20, 2001 at 10:00 a.m., and in any adjournment or postponement thereof as specified in this proxy.

                        (To Be Signed on Reverse Side)